American Century EFT Trust Statement of Additional Information Supplement American Century® ETF Trust
Supplement dated September 9, 2022 ■ Statement of Additional Information dated January 1, 2022
The following is added as the sixth paragraph in the Potential Conflicts of Interest section on page 48 of the Statement of Additional Information.

For American Century Quality Diversified International ETF, ACIM serves as both the Investment Advisor and the Index Provider. These dual roles may give rise to potential conflicts of interest, such as the potential use of non-public information about the index and index changes to benefit the Advisor, other similarly-managed Advisor accounts, or third parties. In addition to the conflict mitigation policies described above, ACIM follows policies and procedures designed to address these specific conflicts by implementing certain information barriers to prevent the sharing of information between the personnel responsible for maintaining the Index and those involved in investment decision-making for the fund. ACIM also has procedures designed to prevent the misuse of material non-public information by the Investment Advisor. Such conflicts may also be mitigated by protections provided by the Investment Company Act and the Investment Advisers Act of 1940, as amended, as well as the fund’s policy to maintain full portfolio transparency.

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